UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

October 31, 2011
Date of Report (Date of earliest event reported)

ECOLOGY AND ENVIRONMENT, INC.
(Exact name of registrant as specified in its charter)

Commission File Number 1-9065

New York	16-0971022
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

368 Pleasant View Drive
Lancaster, New York	14086
(Address of principal executive offices)	(Zip code)

(716) 684-8060
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition

On October 31, 2011, Ecology and Environment, Inc., issued a press release setting forth its results of operations and financial condition for the year ending July 31, 2011.  A copy of the press release is attached as Exhibit 99.1.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in this Current Report on Form 8-K, including the press release attached as Exhibit 99.1, is deemed to be furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01      Financial Statements and Exhibits

(d)  Exhibits

99.1 -   Press release issued by Ecology and Environment, Inc., on October 31, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	October 31, 2011	ECOLOGY AND ENVIRONMENT, INC. /s/ H. John Mye III
H. John Mye III Vice President, Chief Financial Officer and Treasurer – Principal Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Ecology and Environment, Inc., Press Release dated October 31, 2011 – “Ecology and Environment, Inc. Reports Records for Year and Fourth Quarter"